Exhibit 99.1

Pulse Biosciences Reports Business Updates and Third Quarter 2024 Financial Results

MIAMI, Florida. [Business Wire] – Pulse Biosciences, Inc. (Nasdaq: PLSE), a company leveraging its novel and proprietary Nanosecond Pulsed Field Ablation™ (nanosecond PFA or nsPFA™) technology, today announced business updates and financial results for the fourth quarter and full year ended December 31, 2024.

Recent Business Highlights

Soft Tissue Ablation

●	Announced positive preliminary results from its first-in-human feasibility study using Nanosecond Pulsed Field Ablation technology for the treatment of benign thyroid nodules at the North American Society for Interventional Thyroidology Annual Meeting.
●	Advanced pilot program optimizing therapy delivery with 8 centers in the U.S. that are expected to begin commercial use of the system over the next several months.
●	The Company expects to commence a U.S. clinical trial in mid-2025, informed by the ongoing U.S. pilot program, and evaluate the Percutaneous Electrode System as a treatment for benign thyroid nodules.

Surgical AF Ablation

●	Published a preclinical study in the Journal of Thoracic and Cardiovascular Surgery demonstrating the advantages of the nsPFA Cardiac Surgery System over radiofrequency technology for the ablation of cardiac tissue.
●	Treated 30 patients and opened a second study site as part of the multi-center, first-in-human atrial fibrillation (AF) feasibility study underway in Europe.
●	The Company expects to submit an IDE, enabling it to commence its pivotal clinical trial in mid-2025 to support a premarket approval (PMA) application for FDA approval to commercialize the nsPFA Cardiac Surgery System in the United States, specifically as a treatment for AF.

Endocardial Catheter Ablation

●	Positive late-breaking clinical data was released from the Nanosecond PFA 360° Cardiac Catheter System first-in-human feasibility study, at the 30th Annual AF Symposium 2025 meeting.
●	Treated over 80 patients with the Nanosecond PFA 360° Cardiac Catheter System from the first-in-human feasibility study for the treatment of AF being conducted in Europe.
●	Appointed David Kenigsberg, M.D. as Chief Medical Officer of Electrophysiology.
●	The Company expects to commence a U.S. IDE pivotal clinical study sometime in the middle of 2025.

Financial & Corporate Updates

●	Strengthened the balance sheet raising $47.9 million in the fourth quarter through the exercise of warrants from the Company’s July 2024 rights offering.
●	Appointed Co-Chairman of the Company’s Board of Directors, Paul LaViolette, Chief Executive Officer.
●	Appointed Jon Skinner Chief Financial Officer.

“Pulse Biosciences has incredible opportunities ahead. The differentiation of nanosecond PFA, strength of our team, preclinical and developing clinical data are laying the foundation for a transformative therapy with the potential to advance the standard of care for a variety of disease states,” said Paul LaViolette, President and Chief Executive Officer of Pulse Biosciences. “I am thrilled by the significant milestones we have made in the fourth quarter and recently with the introduction of our first direct commercial team to launch soft tissue ablation in the United States, and expansion of our leadership in the clinical department to prepare for upcoming trials. These advancements lay the groundwork for Pulse’s 2025 objectives, focusing on advancing the commercialization of soft tissue ablation in the thyroid market and initiating IDE clinical trials for the 360° catheter and surgical clamp.”

Fourth Quarter 2024 Financial Results

Total GAAP costs and expenses, representing research and development and general and administrative expenses, for the three months ended December 31, 2024, were $20.3 million, an increase of $7.7 million compared to $12.5 million in the prior year period. The increase was primarily driven by stock-based compensation and other compensation and administrative expenses to support the expanding organization and the advancement of the nanosecond PFA devices, as well as severance and legal settlement expenses. Non-GAAP costs and expenses for the three months ended December 31, 2024, were $11.3 million, an increase of $2.4 million compared to $8.9 million in the prior year period.

GAAP net loss for the three months ended December 31, 2024 was ($19.4) million compared to ($11.9) million for the three months ended December 31, 2023. Non-GAAP net loss for the three months ended December 31, 2024 was ($10.4) million compared to ($8.3) million for the three months ended December 31, 2023.

Cash and cash equivalents totaled $118.0 million as of December 31, 2024, compared to $44.4 million as of December 31, 2023 and $79.0 million as of September 30, 2024. The cash balance as of December 31, 2024 included $47.9 million in net proceeds received from the exercise of warrants in the fourth quarter from the rights offering that closed in July of 2024. Through the end of 2024, $49.4 million of warrants have been exercised of the potential $65.8 million. Cash used in the fourth quarter of 2024 totaled $9.3 million, compared to $6.9 million used in the same period in the prior year, and $8.5 million used in the third quarter of 2024. Cash used in the full year of 2024 totaled $36.0 million compared to $32.8 million used in 2023. Cash usage excludes the impact of financing activity from the rights offering, warrant and option exercises, and the ATM offering.

Full Year 2024 Financial Results

Total GAAP costs and expenses, representing research and development and general and administrative expenses, for the full year of 2024, were $56.3 million, an increase of $12.7 million compared to $43.6 million in 2023. The increase in costs was primarily driven by stock-based compensation and other compensation and administrative expenses to support the expanding organization and the advancement of the nanosecond PFA devices, as well as severance and a legal settlement. Non-GAAP costs and expenses for the full year of 2024 were $39.6 million, a $4.5 million increase compared to $35.1 million in the prior year.

GAAP net loss for the full year of 2024 was ($53.6) million compared to ($42.2) million for 2023. Non-GAAP net loss for 2024 was ($36.9) million compared to ($33.8) million for 2023.

Reconciliations of GAAP to Non-GAAP cost and expenses and net loss have been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Webcast and Conference Call Information

Pulse Biosciences’ management will host a conference call today, March 27, 2025, beginning at 1:30pm PT. Investors interested in listening to the conference call may do so by dialing 1-888-596-4144 and providing conference ID 5548579. A live and recorded webcast of the event will be available at https://investors.pulsebiosciences.com/.

About Pulse Biosciences®

Pulse Biosciences is a novel bioelectric medicine company committed to health innovation that has the intention as well as the potential to improve the quality of life for patients. The Company’s proprietary CellFX® nsPFA™ technology delivers nanosecond pulses of electrical energy to non-thermally clear cells while sparing adjacent noncellular tissue. The Company is actively pursuing the development of its CellFX nsPFA technology for use in the treatment of atrial fibrillation and in a select few other markets where it could have a profound positive impact on healthcare for both patients and providers, such as surgical soft tissue ablation.

Pulse Biosciences, CellFX, Nano-Pulse Stimulation, NPS, nsPFA, CellFX nsPFA, nanosecond PFA and the stylized logos are among the trademarks and/or registered trademarks of Pulse Biosciences, Inc. in the United States and other countries.

Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations. The Company believes that an evaluation of its ongoing operations (and comparisons of its current operations with historical and future operations) would be difficult if the disclosure of its financial results were limited to financial measures prepared in accordance with GAAP. As a result, the Company is disclosing certain non-GAAP results in order to supplement investors’ and other readers’ understanding and assessment of the Company’s financial performance. Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for financial and operational decision-making. Non-GAAP adjustments include stock-based compensation, depreciation and amortization, restructuring, severance, and a legal settlement. From time to time in the future, there may be other items that the Company may exclude if the Company believes that doing so is consistent with the goal of providing useful information to management and investors. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate the Company’s business.

Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP measures to their most directly comparable GAAP measures set forth below and should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures in this earnings release exclude the following:

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating the Company’s non-GAAP cost and expenses and net loss measures. Although stock-based compensation is a key incentive offered to employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of time-based and performance-based options, such as options that vest as a result of the Company’s market capitalization. Depending upon the size, timing and terms of the grants, as well as the probability of achievement of performance-based awards, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons from period to period.

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP cost and expenses and net loss measures. Depreciation and amortization are non-cash charges to current operations.

Restructuring. The Company has excluded restructuring charges in calculating its non-GAAP cost and expenses and net loss measures. Restructuring programs involve discrete initiatives designed to improve operating efficiencies and include employee termination, contract termination, and other exit costs associated with the restructuring program. The Company believes that excluding discrete restructuring charges allows for better comparisons from period to period.

Severance. The Company has excluded severance expense related to the separation of a former executive in calculating its non-GAAP cost and expenses and net loss measures. The Company believes that excluding severance related to former executives allows for better comparisons from period to period.

Legal Settlement. The Company has excluded expenses related to the settlement of a legal proceeding that arose outside of the ordinary course of business in calculating its non-GAAP cost and expenses and net loss measures. The Company believes that excluding expenses related to legal proceedings outside the ordinary course of business allows for better comparisons from period to period.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, statements relating to the effectiveness of the Company’s nsPFA technology and CellFX System to non-thermally clear cells while sparing adjacent non-cellular tissue, statements concerning the Company’s future commercialization and product development efforts and whether those efforts will be successful, statements concerning early clinical successes and whether they are predictive of the safety and effectiveness of any medical device, such as the nsPFA Percutaneous Electrode System, the nsPFA Cardiac Surgical System, and the nsPFA 360° Cardiac Catheter System, and statements concerning the Company’s future clinical and regulatory initiatives anywhere in the world, and other future events. These statements are not historical facts but rather are based on Pulse Biosciences’ current expectations, estimates, and projections regarding Pulse Biosciences’ business, operations and other similar or related factors. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences’ control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences’ filings with the Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

Contacts

Investors:

Pulse Biosciences

Burke T. Barrett, President and CEO

IR@pulsebiosciences.com

or
Gilmartin Group
Philip Trip Taylor

415.937.5406
philip@gilmartinir.com

PULSE BIOSCIENCES, INC.

Condensed Consolidated Balance Sheets

(In thousands, except per share amounts)

(Unaudited)

	December 31,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$118,038	$44,365
Prepaid expenses and other current assets	1,411	963
Total current assets	119,449	45,328

Property and equipment, net	1,160	1,528
Intangible assets, net	1,220	1,886
Goodwill	2,791	2,791
Right-of-use assets	7,163	7,256
Other assets	677	365
Total assets	$132,460	$59,154

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,673	$1,836
Accrued expenses	7,027	3,814
Lease liability, current	1,355	1,058
Total current liabilities	10,055	6,708

Lease liability, less current	7,543	8,086
Total liabilities	17,598	14,794

Stockholders’ equity:
Preferred stock, $0.001 par value; authorized – 50,000 shares; no shares issued and outstanding	—	—
Common stock, $0.001 par value: authorized – 500,000 shares; issued and outstanding – 65,926 shares and 55,144 shares at December 31, 2024 and December 31, 2023, respectively	66	55
Additional paid-in capital	505,296	381,220
Accumulated other comprehensive income (loss)	—	—
Accumulated deficit	(390,500)	(336,915)
Total stockholders’ equity	114,862	44,360
Total liabilities and stockholders’ equity	$132,460	$59,154

PULSE BIOSCIENCES, INC.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share amounts)

(Unaudited)

	Three-Month Periods Ended		Twelve-Month Periods Ended
	December 31,		December 31,
	2024	2023	2024	2023
Revenues:
Product revenues	$—	$—	$—	$—
Total revenues	—	—	—	—
Cost and expenses:
Research and development	10,662	7,799	32,336	27,797
General and administrative	9,599	4,734	23,921	15,777
Total cost and expenses	20,261	12,533	56,257	43,574
Loss from operations	(20,261)	(12,533)	(56,257)	(43,574)
Other income:
Interest income, net	876	600	2,672	1,364
Total other income	876	600	2,672	1,364
Net loss	(19,385)	(11,933)	(53,585)	(42,210)
Comprehensive loss	$(19,385)	$(11,933)	$(53,585)	$(42,210)
Net loss per share:
Basic and diluted net loss per share	$(0.31)	$(0.21)	$(0.92)	$(0.85)
Weighted average shares used to compute net loss per common share — basic and diluted	62,056	57,005	58,398	49,737

	Three-Month Periods Ended		Twelve-Month Periods Ended
	December 31,		December 31,
Stock Based Compensation Expense:	2024	2023	2024	2023
Research and development	3,235	1,733	6,293	3,491
General and administrative	3,558	1,611	7,293	3,690
Total stock-based compensation expense	$6,793	$3,344	$13,586	$7,181

Reconciliation of GAAP to Non-GAAP Financial Measures

The following table presents the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures:

(In thousands)

(Unaudited)

	Three-Month Periods Ended		Twelve-Month Periods Ended
	December 31,		December 31,
	2024	2023	2024	2023
Reconciliation of GAAP to non-GAAP Research and development:
GAAP Research and development	$10,662	$7,799	$32,336	$27,797
Less: Stock-based compensation expense	(3,235)	(1,733)	(6,293)	(3,491)
Less: Depreciation and amortization	(47)	(54)	(199)	(226)
Less: Restructuring	—	—	—	(38)
Non-GAAP Research and development	$7,380	$6,012	$25,844	$24,042

Reconciliation of GAAP to non-GAAP General and administrative:
GAAP General and administrative	$9,599	$4,734	$23,921	$15,777
Less: Stock-based compensation expense	(3,558)	(1,611)	(7,293)	(3,690)
Less: Depreciation and amortization	(239)	(250)	(979)	(980)
Less: Legal settlement	(1,196)	—	(1,196)	—
Less: Severance	(700)	—	(700)	—
Less: Restructuring	—	—	—	(5)
Non-GAAP General and administrative	$3,906	$2,873	$13,753	$11,102

Reconciliation of GAAP to non-GAAP Cost and expenses:
GAAP Cost and expenses	$20,261	$12,533	$56,257	$43,574
Less: Stock-based compensation expense	(6,793)	(3,344)	(13,586)	(7,181)
Less: Depreciation and amortization	(286)	(304)	(1,178)	(1,206)
Less: Legal settlement	(1,196)	—	(1,196)	—
Less: Severance	(700)	—	(700)	—
Less: Restructuring	—	—	—	(43)
Non-GAAP Cost and expenses	$11,286	$8,885	$39,597	$35,144

Reconciliation of GAAP to non-GAAP Net loss:
GAAP Net loss	$(19,385)	$(11,933)	$(53,585)	$(42,210)
Add: Stock-based compensation expense	6,793	3,344	13,586	7,181
Add: Depreciation and amortization	286	304	1,178	1,206
Add: Legal settlement	1,196	—	1,196	—
Add: Severance	700	—	700	—
Add: Restructuring	—	—	—	43
Non-GAAP Net loss	$(10,410)	$(8,285)	$(36,925)	$(33,780)